                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 21.1

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT

                        NAME                                      JURISDICTION OF INCORPORATION
                        ----                                      -----------------------------
Compuware A.B............................................                 Sweden
Compuware AG.............................................                 Switzerland
Compuware Nordic AS......................................                 Norway
Compuware A/S............................................                 Denmark
Compuware Asia-Pacific Holdings Ltd......................                 Hong Kong
Compuware Asia Pacific Limited...........................                 Hong Kong
Compuware Asia Pacific Pte. Ltd..........................                 Singapore
Compuware Asia-Pacific Pty. Ltd..........................                 Australia
Compuware B.V............................................                 Netherlands
Compuware Corporation of Canada..........................                 Canada
Compuware de Mexico......................................                 Mexico
Compuware do Brasil S/A..................................                 Brazil
Compuware Europe B.V.....................................                 Netherlands
Compuware Foreign Sales Corporation......................                 Barbados
Compuware Global Services, Inc...........................                 Michigan
Compuware Austria GmbH...................................                 Austria
Compuware International I LLC............................                 Michigan
Compuware Japan Corporation..............................                 Japan
Compuware Korea Ltd......................................                 Korea
Compuware Ltd............................................                 United Kingdom
Compuware NV/SA..........................................                 Belgium
Compuware Overseas Holding Corporation...................                 Michigan
Compuware S.A............................................                 Spain
Compuware S.A.R.L........................................                 France
Compuware GmbH...........................................                 Germany
Compuware System Software B.V............................                 Netherlands
Compuware SpA............................................                 Italy
Reliant Data Systems Inc. ...............................                 Delaware